                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports, included in NationsRent, Inc.'s Form S-1 Registration Statement (No. 333-56233) for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida
  August 7, 1998.